UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 29, 2018

MYRIAD GENETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26642	87-0494517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Wakara Way

Salt Lake City, Utah 84108

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (801) 584-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On November 29, 2018, at our annual meeting of stockholders, our stockholders approved an amendment to our 2017 Employee, Director and Consultant Equity Incentive Plan (the “2017 Plan”), to increase the number of shares of common stock available for grant of awards under the 2017 Plan by an additional 1,000,000 shares. A description of the material features of the 2017 Plan and related matters are set forth in our definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 10, 2018, under the heading “Proposal 2: Approval of the Amendment to Myriad Genetics, Inc. 2017 Employee, Director and Consultant Equity Incentive Plan,” and is incorporated herein by reference. Such description is qualified in its entirety by reference to the actual terms of the 2017 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 5.07    Submissions of Matters to a Vote of Security Holders

(a)  On November 29, 2018, we held our 2018 Annual Meeting of Stockholders (“the Annual Meeting”).  Of the 74,715,671 shares of common stock outstanding as of the record date of October 2, 2018, a quorum of 66,719,746 shares, or approximately 89.29% of the eligible shares, was present in person or represented by proxy.

(b)  The following is a brief description of each matter submitted to a vote at the Annual Meeting, as well as the number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter.

Proposal No. 1: Elect Directors

To elect John T. Henderson, M.D. and S. Louise Phanstiel to serve until the 2021 Annual Meeting of Stockholders, and until their successors are duly elected and qualified or until their earlier death, resignation, retirement or removal.

	Votes	Votes	Broker
	For	Withheld	Non-Votes
John T. Henderson, M.D.	58,197,062	3,148,331	5,374,353
Louise Phanstiel	59,138,170	2,207,223	5,374,353

Proposal No. 2: Approval to Amend our 2017 Employee, Director and consultant Equity Incentive Plan

To approve an amendment of our 2017 Employee, Director and Consultant Equity Incentive Plan, as amended, to increase the aggregate number of shares of common stock available for the grant of awards by an additional 1,000,000 shares.

Votes	Votes	Votes	Broker
For	Against	Abstained	Non-Votes
57,575,989	3,728,147	41,257	5,374,353

Proposal No. 3: Independent Public Accountants

Votes	Votes	Votes
For	Against	Abstained
64,723,997	1,830,743	165,006

Proposal No. 4: Proposal, on an Advisory Basis, of the Compensation of Our Named Executive Officers, as Disclosed in the Proxy Statement

Votes	Votes	Votes	Broker
For	Against	Abstained	Non-Votes
57,615,511	3,420,271	309,611	5,374,353

ITEM 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1+	Myriad Genetics, Inc. 2017 Employee, Director and Consultant Equity Incentive Plan, as amended

(+)  Management contract or compensatory plan arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYRIAD GENETICS, INC.

Date: November 30, 2018	By:	/s/ R. Bryan Riggsbee
R. Bryan Riggsbee
Executive Vice President, Chief Financial Officer